UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549
_________________________

FORM 8-K
_________________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 18, 2013
_________________________

SMART ONLINE, INC.
(Exact Name of Registrant as Specified in Its Charter)
________________________

Delaware	001-32634	95-4439334
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4505 Emperor Blvd., Suite 320
Durham, North Carolina 27703
(Address of Principal Executive Offices)

919-765-5000
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 18, 2013, Mr. Thaddeus J. Shalek notified the Board of Directors, or the Board, of Smart Online, Inc., or the Company, of his resignation from his positions with the Company, including as Chief Financial Officer, effective as of April 1, 2013. The Board accepted Mr. Shalek’s resignation and has not elected a new Chief Financial Officer to replace him at this time.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMART ONLINE, INC.

By:	/s/ Thaddeus J. Shalek
Name:	Thaddeus J. Shalek
Title:	Chief Financial Officer

Date:  March 22, 2013